Q4 and Full Year 2017 Financial Results February 16, 2018

Safe Harbor Language and Reconciliation of Non-GAAP Measures 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe- harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations such as 2018 guidance, and statements about our investment and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences, and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and maintenance capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included in Supplemental Financial Information. Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Selected metrics definitions are available in the Appendix.

Data Center Growth Enhances 2020 Plan and Accelerates Long-term Growth 3 80% Developed Portfolio Includes North America And Western Europe 20% Growth Portfolio Emerging Markets = 18% Data Center = 1% Adjacent Businesses = 1% 2% 10% 3.5%+ Average Internal Adj. EBITDA Growth Q4’17 2020 Revenue Mix Adjusted EBITDA Growth 70% Developed Portfolio Includes North America And Western Europe 30% Growth Portfolio Emerging Markets = 20% Data Center = 7% Adjacent Businesses = 3% 3% 10% 5%+ Average Internal Adj. EBITDA Growth Revenue Mix Adjusted EBITDA Growth Note: Emerging Markets is Other International, excluding Australia and New Zealand

Full Year in Line with Expectations and Q4 Demonstrating Solid Momentum 4 2017 performance supported by storage rental durability and margin growth • 2017 Revenue, Adjusted EBITDA and AFFO in line with expectations • 2017 Adjusted EBITDA up 16% and 180 bps margin improvement, driven by Recall synergies and transformation • AFFO growth of 12% for 2017, supporting the dividend per share growth of 7% in Q4 2018 Guidance • Business fundamentals remain consistent; expecting 3% to 3.5% internal storage rental revenue growth • C$ Growth of: 7% to 9% Total Revenue; 12% to 16% Adjusted EBITDA; and 5% to 13% AFFO • Includes data center acquisitions closed or expected to close in Q1 2018 and new revenue recognition standards Continued strength in operating metrics • Strong internal storage rental revenue growth of 4.2% in Q4 2017 and 3.9% for the year. • Total internal growth of 2.5% in Q4 2017, highest total internal growth reported in 12 quarters • Continued worldwide internal volume growth of 1.1% on TTM basis and improved pricing Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information

5 Continued Execution of Strategic Plan Driving Growth and Enhancing Margins in Developed Markets • Achieved 3.4% internal storage rental revenue growth in Q4 with modest net internal volume growth • Enhanced revenue management efforts yielding higher margin Continued Strong Internal Growth in Emerging Markets(1) • Achieved 9.0% internal storage rental growth in Q4 2017 and 7.2% for the full year • 18%+ of total revenue(2) in Q4 2017; expanded presence through organic growth and acquisitions • Acquisitions closed during the year with purchase price >$87 mm and ~7x stabilized EBITDA Invested in faster growing businesses: Data Centers and ABOs • Data center transactions expand existing platform – new reportable segment • Expanding entertainment services – now reported with art storage in Corporate & Other (1) Emerging Markets is Other International, excluding Australia and New Zealand. (2) Percentage of total revenue is based on 2014 C$ foreign currency rates at time goal was established

Accelerating Growth through Data Center Expansion 6 Transformative Transaction: IO Data Centers Snapshot • 62.4 MW of capacity (90% leased) with expansion potential of 77 MW • Purchase price of $1.34B at closing, which includes $25mm of earn out for customer expansion • ~15x Adjusted EBITDA multiple on post-integration basis, including synergies of $9 mm • 550+ customers, no single tenant represents more than 10% of revenue • 3.1 years WALE(1) and ~98% annual customer retention rate (1) Weighted Average Lease Expiration. Weighted by monthly recurring revenue as of 9/30/17 (2) Pro forma pending acquisition of Credit Suisse data centers, which is expected to close in Q1 2018 Global Data Center Business(2) • 90 MW+ global data center capacity with expansion potential of 160 MW+ • Data Center business expected to be ~10% of total EBITDA by 2020 • Expected to provide ~$200 mm of revenue and ~$100 mm of normalized EBITDA in 2018 Ohio New Jersey Campus Scottsdale Phoenix Campus

Disciplined Capital Allocation Designed to Maximize Returns Lease Adjusted Net Debt to EBITDAR(1) 7 Dividend as % of AFFO 6.0X 4.0X 4.5X 5.0X 85% 65% 70%75% Optimal Range(2)  Sources of capital: • Growth in operating cash flow • Secured and unsecured borrowings • Real estate capital recycling • ATM program or other equity  ROIC hurdle rate above WACC 5.0X Optimal Range 4.5X (1) See definition in the appendix of the Supplemental Financial Information (2) Most restrictive Credit Facility covenant is lease adjusted net debt/EBITDAR of 6.5x. 2020 Target ~73% 5.5X 81% 2018 Guidance

Strong 2017 Performance 8 $ in Millions 2017 Guidance Ranges R$ 2017 Actuals R$ 2017 Actuals C$(1) Revenue $3,750 - $3,840 $3,846 $3,788 Adjusted EBITDA(1) $1,250 - $1,280 $1,260 $1,240 AFFO(1) $715 - $760 $752 $740 • Revenue, Adjusted EBITDA and AFFO results in-line with guidance • ~0.5% FX benefit on Revenue and Adjusted EBITDA growth • Adjusted EBITDA on a C$ basis impacted by shared services costs, Russia and Ukraine disposition, core M&A integration costs back-end loaded, and natural disasters • Results driven by consistent trends in core business • Strong internal storage rental revenue – driven by revenue management • Adjusted SG&A as percentage of revenue improved to 23.9%, reflecting Recall synergies and transformation savings (1) Reconciliations for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Page 15 and Page 17, respectively

Solid Worldwide Financial Performance 9 $ in MM (R$) Q4-16 Q4-17 R$ C$ Internal Growth FY 2016 FY 2017 R$ C$ Internal Growth Revenue $934 $991 6.1% 4.1% 2.5% $3,511 $3,846 9.5% 9.0% 2.3% Storage $567 $614 8.4% 6.5% 4.2% $2,143 $2,378 11.0% 10.5% 3.9% Service $368 $377 2.6% 0.4% (0.1)% $1,369 $1,468 7.3% 6.6% (0.3)% Adjusted Gross Profit(1) $525 $570 8.5% $1,956 $2,181 11.5% Adjusted Gross Profit Margin(1) 56.2% 57.5% 130 bps 55.7% 56.7% 100 bps Income from Continuing Operations $50 $24 n/a $104 $192 84.6% Adjusted EBITDA(2) $297 $327 10.1% 7.9% $1,087 $1,260 15.9% 15.3% Adjusted EBITDA Margin 31.7% 32.9% 120 bps 31.0% 32.8% 180 bps Net Income $50 $21 n/a $107 $185 72.9% AFFO(2) $170 $154 (9.2)% $669 $752 12.4% Dividend/Share $0.550 $0.5875 6.8% $2.005 $2.2375 11.6% Fully Diluted Shares Outstanding 265 272 2.6% 247 267 7.9% % Growth % Growth (1) Reflects adjusted gross profit, excluding Recall Costs; reconciliation can be found in the Supplemental Financial Information on Page 5 (2) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 15 and 17, respectively

Steady Internal Growth in Q4 Developed Markets(1) Other International(2) Total Internal Growth Storage 3.4% 6.8% 4.2% Service 0.1% 0.2% (0.1)% Total 2.1% 4.2% 2.5% % of Total Revenue by Segment Storage 46.1% 12.9% 61.9% Service 29.7% 7.6% 38.1% 10 (1) Represents North America Records and Information Management, North America Data Management and Western Europe reporting segments (2) Other International represents emerging markets, Australia and New Zealand Quarterly segment operating performance can be found on Page11 of the Supplemental Financial Information

Solid Adjusted EBITDA Margin Performance Across Segments 11 Adjusted EBITDA Q4 2016 Q4 2017 Change in bps North America RIM 41.7% 44.1% 240 North America DM 56.3% 56.2% (10) Western Europe 29.1% 34.8% 570 Other International 27.4% 27.4% 0 Global Data Center 18.6% 21.0% 240 Total 31.7% 32.9% 120 Reconciliation for Total Adjusted EBITDA to its respective GAAP measure can be found in the Supplemental Financial Information on Page 15

2018 Guidance Demonstrates Drives Strong Cash Flow and Dividend Coverage 12 • Expected internal storage rental revenue growth of 3% - 3.5% and total internal revenue growth of 2% - 3% • Revenue recognition standards: expect to benefit Revenue by $7 mm and Adjusted EBITDA by $25 mm to $30 mm. No benefit is expected for Adjusted EPS or AFFO. • Interest expense is expected to be $415 mm to $425 mm and cash taxes to be $65 mm to $75 mm • Expect structural tax rate in the range of 18% - 20% • Assumes full-year weighted average shares outstanding of 287 mm • Real Estate and Non-Real Estate maintenance CapEx and Non-Real Estate Investments expected to be $155 to $165 mm • Real Estate Investment and Innovation of $150 mm to $160 mm • Optimizing real estate portfolio through capital recycling opportunities • Business acquisitions (~$150 mm) plus acquisitions of customer relationships and inducements (~$60 mm) • Data Center growth investment expected to be ~$185 mm plus $100 mm for Credit Suisse $ in MM except Earnings per Share 2018 C$ Guidance 2018 C$ Growth Revenue $4,160 - $4,260 7% - 9% Adjusted EBITDA $1,435 - $1,485 12% - 16% Adjusted EPS Fully Diluted $1.00 - $1.20 (15)% - 2% AFFO $805 - $865 5% - 13% Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

Increasing Cash Available for Dividends and Discretionary Investments 13 $155 $185 $100 $100 $490 $150 Real Estate, Growth, and Innovation(2) Data Center Growth Credit Suisse Incremental Capital for Discretionary Investments Growth Investments(3) Sources(3) (1) Customer inducements and acquisitions of customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease (3) Excludes the capital associated with IO Data Centers acquisition, which closed on January 10. Represents midpoint of ranges. Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Base Acquisitions $ in MM Adjusted EBITDA 1,435$ 1,485$ Non-cash stock compensation / other (including non-cash permanent withdrawal fees) 45 45 Adjusted EBITDA and non-cash expenses 1,480$ 1,530$ Less: Amortization of capitalized sales commissions 20 20 Cash interest and normalized cash taxes 500 480 Total maintenance CapEx and non-real estate investment 165 155 Customer inducements and acquisition of customer relationships (1) 60 60 Cash available for dividends and investments 735$ 815$ Expected common dividend to be declared 675 675 Cash available for core and discretionary investments 60$ 140$ 2018E

2020 Plan(1): Profitable, Sustainable Growth 14 (1) Updated to reflect 2017 actuals and 2018 Guidance, including adoption of revenue recognition standards and expansion of data center business. 2020 ranges at 2018 C$ rates. (2) Assumes Real Estate and Non-Real Estate Maintenance CapEx and Non-Real Estate Investment of 4% of Total Revenue for 2020. (3) Assumes 287 million shares outstanding for 2018 increasing to 295 to 300 million shares outstanding in 2020, reflecting long-term incentive comp and potential issuances under existing ATM program. Lease Adjusted Leverage Ratio – Year-End 5.5x ~5.0x 2018E 2020E $1,260 $1,680 – $1,760 2017 Actual 2020E $3,846 $4,600 – $4,750 2017 Actual 2020E Worldwide Revenue ($ in MM) Adjusted EBITDA ($ in MM) $2.35 $2.54 2018E 2020E Projected Minimum Dividend per Share(3) $752 $1,000 - $1,070 2017 Actual 2020E AFFO Growth(2) ($ in MM)

Key Takeaways 15 Quarter punctuated by strong total revenue growth and 4.2% internal storage rental revenue growth Driving continued improvement in Adjusted EBITDA margins Continuing to execute against our strategic plan to shift revenue mix to faster growing businesses On track with deleveraging and dividend payout ratio goals, while growing our dividend per share Accelerating growth in Data Center enhances 2020 plan and creates long-term growth platform Prudent capital management to drive further shareholder returns

Appendix

Storage Continues to Drive Growth 17 10.5% 1.2% 0.5% 49.1% 0.6% 18.7% 9.5% 0.4% 4.9% 0.1% 4.5% Records Management Secure Shredding Adjacent Businesses Data Management Data Center Digital Solutions Q4’17 Service Revenue 38% of total revenues 28% gross profit margin Q4’17 Storage Revenue 62% of total revenues 76% gross profit margin 19% of adjusted gross profit 81% of adjusted gross profit

Developed and Other International RM Volume Developed Markets 18 Other International (1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments in IRM’s legacy Australian business. (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. (2) (3) 10.5% 5.2% 80.4% Q2-16 87.0% -3.7% -4.3% 9.9% 4.8% 80.2% Q1-16 14.6% -3.3% -4.2% 9.5% 4.5% 8.2% -3.5% -2.7% 7.8% 3.0% -0.2% Q2-17 3.0% -3.6% -2.8% 7.6% 3.3% -1.4% Q1-17 61.7% -5.3% -4.2% 11.2% 5.4% 54.6% Q4-16 11.4% -5.3% -4.4% Q4-17 6.0% -3.2% -2.8% 7.6% 2.6% 75.1% Q3-17 4.3%5.9% 67.5% Q3-16 86.9% -4.5% -4.6% 1.8% Q2-17 4.4% -4.5% -1.6% 2.2% 0.3% Q3-17 4.1% -4.3% -1.6% 0.5% 15.7% -1.7% -5.2% 5.2% Q4-16 2.2% 2.1% 15.6% 17.1% -1.7% -5.0% 5.3% Q3-16 16.0% 0.2% 2.0% -4.3% 4.0% -1.7% Q4-17 0.3% 16.3% Q2-16 2.4% 2.1% 1.8% Q1-17 5.2% -5.2% -1.7% 16.5% 2.0% 0.3% 15.3% -1.7% -4.9% 5.2% 2.2% 14.6% Q1-16 0.8% -1.7% -4.9% 5.0% 2.2% (1)